77Q1(a)


Articles of Amendment of American Century
Mutual Funds, Inc., dated March 14, 2017 (filed electronically as Exhibit (a)(53) to Post-Effective
Amendment No. 151 to the Registration Statement of the Registrant filed on April 7, 2017, File No. 2-
14213 and incorporated herein by reference).